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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 18, 1997
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                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)

           Ohio                    1-11690                34-1723097
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  (State or other Jurisdiction   (Commission           (IRS Employer
    of incorporation)            File Number)      Identification Number)

               34555 Chagrin Boulevard, Moreland Hills, Ohio 44022
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        Registrant's telephone number, including area code (216) 247-4700

                                       N/A
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          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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This Current Report on Form 8-K is being filed for the purpose of filing the attached Exhibits pursuant to Item 601 of Regulation S-K.


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Form 8-K
Exhibit No.                     Description
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

   1.1 Purchase Agreement, dated as of March 20, 1997, between the DDR Pass-Through Asset Trust 1997-1 and UBS Securities LLC.

   3.1                          Amendment to Amended and Restated Articles of
                                Incorporation of the Company.

   4.1 Loan Agreement dated as of May 15, 1997, between Community Centers One L.L.C., Community Centers Two L.L.C., Shoppers World Community Center, L.P. and Lehman Brothers Holdings Inc., d/b/a/ Lehman Capital, a Division of Lehman Brothers Holdings, Inc.

   4.2 Amended and Restated Promissory Note, dated as of May 15, 1997, between Community Centers Two L.L.C. and Shoppers World Community Center, L.P. and Lehman Brothers Holdings Inc., d/b/a/ Lehman Capital, a Division of Lehman Brothers Holdings, Inc.

   4.3 Amended and Restated Promissory Note, dated as of May 15, 1997, between Community Centers One L.L.C. and Lehman Brothers Holdings Inc., d/b/a/ Lehman Capital, a Division of Lehman Brothers Holdings, Inc.

   4.4 Amended and Restated Promissory Note, dated as of May 15, 1997, between Community Centers One L.L.C. and Lehman Brothers Holdings Inc., d/b/a/ Lehman Capital, a Division of Lehman Brothers Holdings, Inc.

  10.1 Restricted Shares Agreement, dated July 17, 1996, between the Company and Scott A. Wolstein.

  10.2 Performance Units Agreement, dated July 17, 1996, between the Company and Scott A. Wolstein.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DEVELOPERS DIVERSIFIED REALTY
                          CORPORATION

Date    June 18, 1997     /s/ William H. Schafer
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                          William H. Schafer
                          Vice President and Chief Financial Officer